Other receivables (Tables)	12 Months Ended
Dec. 31, 2024
Other receivables
Schedule of other receivables

	At December 31,
	2024	2023
Non-Current
Tax credits	6,688	9,623
Trust funds (1)	42,162	22,627
Prepaid expenses	1,865	192
Other	7,746	10,198
	58,461	42,640
Current
Tax credits	26,498	13,646
Guarantee deposit (2)	7,000	35,809
Receivables from related parties (Note 27)	9,239	9,315
Prepaid expenses	6,122	4,662
Compensation receivable (3)	—	66,612
Other (4)	14,297	15,505
	63,156	145,549

(1) Funds are held by a trust, on which the Company does not have the power to direct the relevant activities of the trustee company and is not exposed, or have rights, to variable returns, as such does not consolidate the trustee company.

(2) As of December 31, 2023, includes the indemnification that ICAGSA received in cash from the Brazilian Government amounting the equivalent to USD 41.3 million (see Note 26.b). ICASGA was required to maintain the amount collected in a guarantee deposit account with BNDES. The cash cannot be withdrawn or used by ICASGA until the borrowings with BNDES are paid-off from that bank account, which occurred in January 2024 (see note 26.b). As a result, ICASGA borrowings with BNDES (USD 15.6 million as of December 31, 2023) have been presented net of the cash in guarantee deposits, as the requirements under IFRS were met.

(3) As of December 31, 2023, included the compensation receivable related to the Natal airport, which was collected on January 5 2025, as detailed in Note 26.b.

(4) Mainly includes receivable for the additional Municipal tax on passenger boarding fees of TA for a total amount of USD 5,534 as of December 31, 2024 (USD 7,595 as of December 31, 2023).